UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2025

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 8, 2025, a wholly-owned subsidiary of Entero Therapautics, Inc. (the “Company”), ImmunogenX, LLC, a Delaware limited liability company entered into a settlement agreement effective April 9, 2025 with Mattress Liquidators Inc. (the “Plaintiff”), Jack A. Syage and The Jack A. Syage and Elizabeth T. Syage Revocable Trust (the “Trust”, and Trust collectively with Jack, the “Guarantors”) (such agreement, the “Settlement Agreement”). Under the Settlement Agreement, the Guarantors agreed to pay the Plaintiff (a) $5,500,000 to be applied to the obligations amounting to approximately $7.9 million owed to the Plaintiff (which amount was paid to the Plaintiff on April 9, 2025) with the Guarantors being solely responsible for payment of all obligations due to be paid to the Plaintiff. In addition, ImmunogenX, LLC agreed to pay all of Plaintiff’s attorneys’ fees and costs incurred to date amounting to approximately $62,000.

The parties to the Settlement Agreement also agreed to enter into amended and restated loan documents (collectively, the “Amended and Restated Loan Documents”) dated April 9, 2025 which provide for, among others, a revolving loan of $2,436,338.30 (the “Commitment”) to ImmunogenX, LLC, to be repaid and the principal amount thereof reborrowed before the earliest of: (i) April 9, 2028; (ii) the date ImmunogenX, LLC prepays the revolving loan in full in accordance with amended and restated credit agreement; or (iii) the date on which the Commitment is terminated in whole pursuant to amended and restated credit agreement. Under amended and restated guarantys, the Guarantors unconditionally guaranteed the prompt payment of all monies owed by ImmunogenX, LLC to Plaintiff under the terms and conditions as stated herein. Under the Settlement Agreement, the Plaintiff agreed to release its security interest in ImmunogenX, LLC, and the parties agreed to execute a Stipulation of Dismissal with Prejudice to be filed in the action before the District Court, Boulder County, State of Colorado.

The foregoing summary of the Settlement Agreement and the Amended and Restated Loan Documents is qualified in its entirety by the terms thereof, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 related to the Amended and Restated Loan Documents is hereby incorporated by reference into this Item 2.03.

Item 5.08.	Shareholder Director Nominations.

On May 14, 2025, the Board of Directors of the Company determined that the Company's 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held on June 27, 2025. The time and location of the 2025 Annual Meeting will be set forth in the Company's definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission.

Any stockholder proposal intended to be considered for inclusion in the Company's proxy materials for the 2025 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company's Amended and Restated Bylaws (the “Bylaws”) must be delivered by email to the Company, we suggest with acknowledgment of receipt requested, to Investors@enterothera.com, Attention: Chief Financial Officer, on or before the close of business on May 23, 2025. Additionally, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2025 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company's principal executive offices on or before the close of business on May 23, 2025.

In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company's proxy materials for the 2025 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware law and the Company's Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2025 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Settlement Agreement by and between Mattress Liquidators, Inc., ImmunogenX, LLC, Jack A. Syage and The Jack A. Syage and Elizabeth T. Syage Trust (incorporated by reference to Exhibit 10.28 of the Company’s Registration Statement on Form S-1 (File No. 333-287185), filed by the Company with the SEC on May 12, 2025).
1.2	Amended and Restated Credit Agreement by and between ImmunogenX, LLC and Mattress Liquidators, Inc. (incorporated by reference to Exhibit 10.29 of the Company’s Registration Statement on Form S-1 (File No. 333-287185), filed by the Company with the SEC on May 12, 2025).
1.3	Third Amended and Restated Revolving Loan Promissory Note (incorporated by reference to Exhibit 10.30 of the Company’s Registration Statement on Form S-1 (File No. 333-287185), filed by the Company with the SEC on May 12, 2025).
1.4	Amended and Restated Subordination Agreement by and among Mattress Liquidators, Inc., ImmunogenX, LLC and The Jack A. Syage and Elizabeth T. Syage Trust (incorporated by reference to Exhibit 10.31 of the Company’s Registration Statement on Form S-1 (File No. 333-287185), filed by the Company with the SEC on May 12, 2025).
1.5	Amended and Restated Subordination Agreement by and among Mattress Liquidators, Inc., Felker Revocable Trust Dated July 30, 1999 and ImmunogenX, LLC (incorporated by reference to Exhibit 10.31 of the Company’s Registration Statement on Form S-1 (File No. 333-287185), filed by the Company with the SEC on May 12, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

May 14, 2025	By:	/s/ Richard Joel Paolone
	Name:	Richard Joel Paolone
	Title:	Interim Chief Executive Officer